UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 23, 2017 (May 18, 2017)

AMERICAN DG ENERGY INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34493	04-3569304
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 522-6020
(Registrant’s Telephone Number, Including Area Code)

_______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS
Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of management of ADGE and Tecogen regarding, among other things, the Merger and the business of ADGE and Tecogen, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the possibility that the anticipated benefits from the Merger may not be realized or may take longer to realize than expected; (2) unexpected costs or unexpected liabilities that may arise from the transactions contemplated by the Merger Agreement; (3) each of ADGE's and Tecogen’s success in implementing its business strategy and its ability to identify, underwrite, finance, consummate and integrate diversifying acquisitions or investments; (4) increases in each of ADGE's and Tecogen’s cost of borrowing as a result of changes in interest rates and other factors; (5) each of ADGE’s and Tecogen’s ability to pay down, refinance, restructure and/or extends its indebtedness as it becomes due; (6) the outcome of any legal proceedings instituted against ADGE or Tecogen or any of their related parties following the completion of the Merger; (7) the nature and extent of future competition; (8) changes in general economic conditions and/or economic conditions in the markets in which each of ADGE and Tecogen may, from time to time, compete and the effect of those changes on the ADGE’s and Tecogen’s revenues and each company’s ability to access the capital markets or other sources of funds; and (9) and other factors described in ADGE’s and Tecogen’s filings with the Securities and Exchange Commission (the “SEC”), including the “Risk Factors” section in ADGE’s and Tecogen's respective annual reports on Form 10-K for the year ended December 31, 2016. Other risks associated with the transaction with Tecogen are also discussed in the definitive joint proxy statement/prospectus that ADGE filed with the SEC on Schedule 14A on April 28, 2017 and Tecogen filed with the SEC on Form 424B3 on April 27, 2017, in each case in connection with the Merger. The information set forth herein should be read in light of such risks. ADGE assumes no obligation to update the information contained in this report.

Item 2.01.    Completion of Acquisition or Disposition of Assets.
Effective May 18, 2017, at 5:00 p.m. (the "Effective Time"), American DG Energy, Inc. ("ADGE"), completed its merger with and into Tecogen Inc.’s ("Tecogen") wholly-owned subsidiary, Tecogen.ADGE Acquisition Corp. (“Merger Sub”), with ADGE being the surviving entity and therefore becoming a wholly-owned subsidiary of Tecogen (the "Merger"). The Merger was pursuant to the terms of the Agreement and Plan of Merger dated as of November 1, 2016, as amended on March 23, 2017 (the “Merger Agreement”) by and among ADGE, Tecogen, and Merger Sub.
Pursuant to the Merger Agreement, at the Effective Time of the Merger, each of ADGE's shares of common stock, $.001 par value per share, issued and outstanding immediately prior to the Effective Time of the Merger was converted into the right to receive 0.092 shares (the “Exchange Ratio”) of common stock, $.001 par value per share, of Tecogen ("Merger Consideration"). Tecogen expects to issue approximately 4,662,937 shares of Tecogen common stock to ADGE stockholders in accordance with the Merger Agreement.
Each outstanding option to purchase ADGE common stock and each outstanding warrant to purchase common stock outstanding prior to the Merger Effective Time will remain in effect until such option or warrant expires, is terminated, forfeited or settled in accordance with the terms thereof and be exercisable for or relate to shares of Tecogen common stock (rounded down to the closest whole share) equal to the number of shares of ADGE common stock underlying such securities immediately prior to the Merger Effective Time multiplied by the Exchange Ratio, and the exercise price per share of each such ADGE option or warrant will be equal to the exercise price per share of ADGE common stock immediately before the Merger Effective Time divided by the Exchange Ratio, rounded down to the closest whole cent. As to outstanding ADGE equity awards and warrants, approximately 165,324 additional shares of Tecogen common stock have been reserved for issuance upon exercise of or in connection with outstanding ADGE equity awards and restricted stock grants and 270,689 additional shares have been reserved for issuance upon exercise of outstanding warrants to purchase common stock.
The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was attached as Exhibit 2.1 to ADGE’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 2, 2016, and is incorporated herein by reference.
Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
In connection with the closing of the Merger, ADGE notified the New York Stock Exchange Market ("NYSE MKT") on May 18, 2017 that, at the Effective Time of the Merger, each share of ADGE's common stock issued and outstanding immediately prior to such time, was automatically cancelled and converted into the right to receive the Merger Consideration.

Also in connection with the closing of the Merger, the Company requested NYSE MKT to promptly file with the Securities and Exchange Commission (the "SEC") a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on Form 25 to delist and deregister the shares of the ADGE's common stock. Following the effectiveness of such Form 25, ADGE intends to file with the SEC a certification on Form 15 under the Exchange Act requesting that the shares of ADGE's common stock be deregistered and that ADGE's reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03.    Material Modification to Rights of Security Holders.
At the Effective Time, shareholders that held ADGE common stock immediately prior to the completion of the Merger, ceased to have any rights as shareholders of ADGE other than the right to receive the Merger Consideration in accordance with the Merger Agreement. The disclosure set forth under Items 2.01 and 3.01 is incorporated by reference into this Item 3.03.

Item 5.01.    Changes in Control of Registrant.
At the Effective Time, Tecogen completed the acquisition of the ADGE through the merger of ADGE with and into the Merger Sub, with ADGE continuing as the surviving corporation. As a result of the Merger, each share of ADGE's common stock issued and outstanding immediately prior to the Effective Time of the Merger was converted into the right to receive the Merger Consideration. Tecogen will pay cash in lieu of any fractional shares.

Item 5.03.    Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.
Pursuant to the Merger Agreement, at the Effective Time, the certificate of incorporation of ADGE was amended and restated in its entirety to be in the form of the certificate of incorporation of Merger Sub as in effect immediately prior to the Effective Time, except that references to Merger Sub’s name were replaced by references to “American DG Energy Inc.” The resulting certificate of incorporation of ADGE, as so amended and restated, is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Pursuant to the Merger Agreement, at the Effective Time, the bylaws of ADGE were amended and restated in their entirety to be in the form of the bylaws of Merger Sub as in effect immediately prior to the Effective Time, except that references to Merger Sub’s name were replaced by references to “American DG Energy.” The resulting bylaws of ADGE, as so amended and restated, are attached as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On May 18, 2017, ADGE conducted a special meeting of stockholders (the “Special Meeting”) for the purpose of consideration of the approval of ADGE merging with and into the Merger Sub, with ADGE continuing as the surviving entity.
The proposal submitted to stockholders was approved with the following votes:

Votes For	Votes Against	Votes Abstaining
35,504,651	426,481	18,520

Item 8.01.        Other Events

Attached hereto as Exhibit 99.1 is the press release, dated May 18, 2017, relating to the results of the Special Meeting and the consummation of the Merger.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated November 1, 2016, among Tecogen, Inc., Tecogen.ADGE Acquisition Corp. and American DG Energy, Inc. (Incorporated by reference to ADGE’s Current Report on Form 8-K, as filed with the SEC on November 2, 2016.)

2.2
Amendment 1 to the Agreement and Plan of Merger, dated as of March 23, 2017, among Tecogen, Inc., Tecogen.ADGE Acquisition Corp. and American DG Energy, Inc. (Incorporated by reference to ADGE’s Current Report on Form 8-K, as filed with the SEC on March 24, 2017.)

3.1	Amended and Restated Certificate of Incorporation of American DG Energy Inc.
3.2	Bylaws of American DG Energy Inc.
99.1	Press release, dated May 18, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	May 23, 2017	AMERICAN DG ENERGY INC.
By: /s/ Bonnie Brown
Bonnie Brown, Chief Financial Officer